Inventory	6 Months Ended
Jun. 30, 2025
Inventory [Abstract]
Inventory
9.	Inventory
	As of June 30, 2025 (unaudited)	As of December 31, 2024
	(in €)

Raw material and supplies	82,090	82,087
Unfinished goods	4,902,547	6,758,952
Finished goods	53,778	56,627
Total	5,038,415	6,897,666

As of June 30, 2025, inventory amounted to €5.0 million, which represents a decrease of €1.9 million compared to December 31,2024. In the first six months ended June 30, 2025, the Company recorded write downs of unfinished product of €2.4 million (€2.7 million for unfinished product as of December 2024) in cost of sales, due primarily to product quantities on-hand exceeding quantities expected to be sold prior to their expiry.